UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 13, 2009


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-27485                               84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (303)422-8127
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 13, 2009, Sun River Energy, Inc. issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Purchase Agreement

Sun River Energy, Inc. (the Company) has entered into a Consulting Agreement ("the Agreement") with Thomasson Partners Associates, Inc. ("Thomasson").

The Agreement provides for Thomasson to perform services, which includes, geological, geophysical, geochemical exploration and engineering in the Company's Colfax County properties in New Mexico. The Agreement has a term of 5 years.

The Agreement provides for the Company to pay Thomasson a consulting fee of no more than $11,000 and no less than $2,000 per month till November 30, 2009. The monthly consulting fee is determined by the number of minimum man days logged on the project. In addition, the Company shall pay $15,000 to Thomasson for each well that it causes to be drilled during the term of the Agreement.

As part of the Agreement, Thomasson will receive a 4% Overriding Royalty Interest on all mutual project interests developed for exploration in the Colfax County assets, except for certain exceptions as designated in the Agreement.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
     99.1               Press Release, dated March 13, 2009*

  *Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SUN RIVER ENERGY, INC.


                             By:      /s/Redgie Green
                                      ----------------
                                         Redgie Green, President


Date: March 26, 2009